UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 24, 2008

ANSOFT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27874	72-1001909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 West Station Square Drive, Suite 200

Pittsburgh, PA 15219

(Address of principal executive offices, including zip code)

412-261-3200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On July 24, 2008, Ansoft Corporation (“Ansoft”) issued a press release announcing that, at a special meeting of Ansoft stockholders held in Pittsburgh, Pennsylvania on July 23, 2008, Ansoft stockholders voted to adopt and approve the Agreement and Plan of Merger, dated as of March 31, 2008, by and among ANSYS, Inc. (“ANSYS”), Evgeni, Inc., Sidney LLC and Ansoft, providing for the acquisition of Ansoft by ANSYS. In addition, Ansoft announced that the conditions to ANSYS’ obligations contained in Section 7.2 of the merger agreement have been satisfied as of the date of the press release. As a result, the closing of the transaction has been scheduled to occur on July 31, 2008, which will also be Ansoft’s last day of trading on the NASDAQ. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Additional Information about the Merger and Where to Find It

In connection with the merger, ANSYS filed with the SEC a registration statement on Form S-4 (Registration No. 333 150435), which includes a prospectus/proxy statement of ANSYS and Ansoft and other relevant materials in connection with the proposed transactions. The prospectus/proxy statement was mailed on or about June 23, 2008 to stockholders of Ansoft Corporation. This material is not a substitute for the prospectus/proxy statement regarding the proposed transactions. Investors and security holders of ANSYS and Ansoft are urged to read the prospectus/proxy statement and the other relevant material when they become available because they contain important information about ANSYS, Ansoft and the proposed transaction. The prospectus/proxy statement and other relevant materials, and any and all documents filed by ANSYS or Ansoft with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by ANSYS by directing a written request to ANSYS, Inc., Southpointe, 275 Technology Drive, Canonsburg, Pennsylvania 15317, Attention: Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by Ansoft by directing a written request to Ansoft Corporation, 225 West Station Square Drive, Suite 200, Pittsburgh, PA 15219, Attention: Investor Relations. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROSPECTUS/PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS BEFORE MAKING ANY INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Information

Certain statements contained in Current Report on Form 8-K regarding matters that are not historical facts, including statements regarding the proposed timing of the closing of the acquisition, are “forward-looking” statements (as defined in the Private Securities Litigation Reform Act of 1995). Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements in this press release are subject to risks and uncertainties. These include the risk that the acquisition of Ansoft may be delayed or may not be consummated at all. The closing of the acquisition remains subject to various conditions, some of which are beyond our control, and if any of such conditions fail to be satisfied on the anticipated closing date, the closing may be delayed until such closing conditions have been satisfied. If such conditions are not or cannot be satisfied, the closing may not occur. The prospectus/proxy statement contains important information regarding these conditions that must be satisfied prior to the closing of the acquisition. Additional risks and uncertainties are detailed from time to time in reports filed by Ansoft Corporation with the Securities and Exchange Commission, including the Annual Reports on Form 10-K, the quarterly reports on Form 10-Q, current reports on Form 8-K and other documents Ansoft has filed. Ansoft undertakes no obligation to publicly update or revise any forward-looking statements, whether changes occur as a result of new information or future events after the date they were made.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

The following exhibit is furnished as part of this report:

Exhibit No.	Description
99.1	Press Release of Ansoft Corporation, dated July 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSOFT CORPORATION

By: /s/ Nicholas Csendes
Nicholas Csendes President and Chief Executive Officer

Date: July 24, 2008

EXHIBIT INDEX

The following exhibit is furnished as part of this report:

Exhibit No.	Description
99.1	Press Release of Ansoft Corporation, dated July 24, 2008